                                                              EXHIBIT 10.25(g)

           SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED GUARANTY

        THIS SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED GUARANTY (this "Amendment"), dated as of February 6, 1998, is entered into by and among
 ---------
Advanced Micro Devices, Inc., a Delaware corporation ("Guarantor"), CIBC Inc.,
                                                       ---------
a Delaware corporation ("Lessor"), and, solely for the purpose of making
                         ------
certain representations and warranties in Section 3 below, AMD International Sales & Services, Ltd., a Delaware corporation ("Lessee").
                                                 ------

                                  RECITALS
                                  --------

        A. Guarantor executed and delivered to Lessor a Third Amended and Restated Guaranty, dated as of August 21, 1995 and accepted by Lessor as of August 21, 1995, pursuant to which the Guarantor guarantied to Lessor certain obligations of Lessee. Such Third Amended and Restated Guaranty was amended by a First Amendment to Third Amended and Restated Guaranty, dated as of
October 20, 1995, by a Second Amendment to Third Amended and Restated Guaranty, dated as of January 12, 1996, by a Third Amendment to Third Amended and Restated Guaranty, dated as of May 10, 1996, by a Fourth Amendment to Third Amended and Restated Guaranty, dated as of June 20, 1996, and by a Fifth Amendment to Third Amended and Restated Guaranty, dated as of August 1, 1996 (as so amended, the "Guaranty").
                     --------
        B. The Guarantor has requested that the Lessor agree to certain amendments of the Guaranty.

        C. Lessor is willing to amend the Guaranty, subject to the terms and conditions of this Amendment.

                                  AGREEMENT
                                  ---------

        NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.  Defined Terms.  Capitalized terms not otherwise defined herein
            -------------
shall have the meanings given to them in the Guaranty.

        2.  Amendment.  Subject to satisfaction of the conditions set forth
            ---------
herein, the Guaranty shall be amended as follows:

            (a) The definition of "Bank of America Credit Agreement" shall be deleted and replaced with the following definition:

            ""Bank of America Credit Agreement" means the Existing Bank of
              --------------------------------
      America Credit Agreement, as the same may be further amended, modified, supplemented or restated from time to time."

            (b)  The following definitions shall be added as follows:

            "Existing Bank of America Credit Agreement" means that certain
             -----------------------------------------
      Credit Agreement dated as of July 19, 1996, among Guarantor, Bank of America National Trust and Savings Association, ABN Amro Bank N.V., Canadian Imperial Bank of Commerce, and the other financial institutions party thereto, as amended by the First Amendment to Credit Agreement dated as of August 7, 1996, by the Second Amendment to Credit Agreement dated as of September 9, 1996, by the Third Amendment to Credit Agreement dated as of October 1, 1997, and by the Fourth Amendment to Credit Agreement dated as of January 26, 1998 (the "Fourth Amendment to
                                                          -------------------
      Credit Agreement").
      ----------------

            "Existing German Documents" means the agreements listed at
             -------------------------
      Schedule 1 to this Amendment.

            "Fourth Amendment Effective Date" means the date on which the
             -------------------------------
      Fourth Amendment to Credit Agreement shall first have become effective in accordance with the terms set forth at Section 4 therein.

            "German Subsidiary" means, together, AMD Saxony Manufacturing
             -----------------
      GmbH, a German corporation, and any company formed under the laws of a jurisdiction other than one of the United States of America for the purpose of holding 100% of the equity in AMD Saxony Manufacturing GmbH.

            (c)  Section 4.1.11 shall be amended and restated as follows:

            SECTION 4.1.11 Existing Bank of America Credit Agreement.
                           -----------------------------------------
      Guarantor agrees that Guarantor will perform, comply with and be bound by all of its agreements, covenants and obligations contained in
      Sections 7.01 through 7.18 (other than Section 7.07) of the Existing
      Bank of America Credit Agreement as such Sections existed on the Fourth Amendment Effective Date, regardless of whether the Existing Bank of America Credit Agreement thereafter is amended, restated, terminated or ceases to be effective (such Sections and all other terms of the
      Existing Bank of America Credit Agreement to which reference is made herein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by reference as though specifically set forth in this Guaranty, except as specifically set forth below), and each such section which is
        incorporated herein by reference and as amended by the Existing Bank of America Credit Agreement shall be deemed to have been incorporated herein as of the date each such section and amendment first became effective under the Existing Bank of America Credit Agreement; provided, however, that:
        --------  -------

            (i) all references to "Company" shall be deemed to refer to Guarantor;

            (ii) all references to "this Agreement" and "herein," "hereof" and words of similar purport shall, except where the context otherwise requires, be deemed to refer to this Guaranty;

            (iii) all references to "Event of Default" shall be deemed to refer to a "Default" or an "Event of Default" under either of the Leases or the other Operative Agreements, or breach or default under this Guaranty;

            (iv) the following sentence shall be added to the end of Section
        7.01 of the Existing Bank of America Credit Agreement as incorporated herein by reference:

                  "provided, however, that no Liens otherwise permitted by (a)
                   --------  ------
             through (n) above shall be permitted if such Liens are otherwise prohibited under either of the Leases or the Consent Agreement or the Second Consent Agreement."

            (v) Paragraph (b) of Section 7.03 of the Existing Bank of America Credit Agreement as incorporated by reference herein shall be deleted and replaced with the following:

                "(b) any Restricted Subsidiary (other than Lessee) of Guarantor may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to Guarantor or another Wholly-Owned Subsidiary (other than Lessee or the German Subsidiary) of Guarantor."

All such Sections and other terms, definitions and provisions of the Existing Bank of America Credit Agreement incorporated herein shall, except as Lessor shall otherwise consent in writing for purposes of this Guaranty, continue in full force and effect for the benefit of Lessor, whether or not the Banks fund the Loans thereunder, the debt and obligations thereunder remain outstanding or such agreement remains in effect among the parties thereto.

        Except as specifically provided above and except that the term "Material Adverse Effect" as defined in the Guaranty shall continue to be used in the Guaranty, to the extent that any definitions incorporated by reference from the Existing Bank of America Credit

Agreement conflict with the existing definitions in the Guaranty, such incorporated definitions shall with respect to the Sections of the Existing Bank of America Credit Agreement which are incorporated by reference and listed in the first paragraph of this Section 4.1.11 hereof replace such existing definitions in their entirety.

            (d) Section 4.2.16 shall be amended by inserting at the end of subsection (b) after the word "Lessee" and before the period the following:

        ", but excluding any prohibitions or restrictions relating to the German Subsidiary as set forth in the Existing German Documents as those prohibitions or restrictions existed on February 6, 1998, and without regard to any amendments, modifications, restatements, consents or waivers entered into or granted thereafter."

        3.  Representations and Warranties.  To induce Lessor to amend the
            ------------------------------
Guaranty as provided above: (a) Guarantor hereby represents that (i) after giving effect to the amendments set forth in Section 2 above, no Default, Event of Default or Deposit Event under the Guaranty, or Guarantor Default under the Amended Land Lease or the Amended Building Lease, has occurred and is continuing, (ii) all representations and warranties of Guarantor contained in the Guaranty are true and correct on and as of the date of this Amendment as though made on and as of such date, and (iii) the Existing Bank of America Credit Agreement and each other Loan Document (as defined therein) to which the Guarantor is a party constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with their respective terms, and the Fourth Amendment to Credit Agreement has become effective in accordance with Section 4 thereof, and (b) Lessee hereby represents that (i) after giving effect to the amendments set forth in Section 2 above, no Default or Event of Default under the Amended Land Lease or the Amended Building Lease has occurred and is continuing, and (ii) all representations and warranties of Lessee contained in the Amended Land Lease and the Amended Building Lease are true and correct on and as of the date of this Amendment as though made on and as of such date.

        4.  Reaffirmation.  Guarantor hereby acknowledges and reaffirms in
            -------------
their entirety each of the waivers set forth in the Guaranty, including, without limitation, those set forth at Sections 2.5, 2.6 and 2.7.

        5.  Conditions to Effectiveness of Amendment. This Amendment shall
            ----------------------------------------
become effective on the date on which all of the following conditions precedent have been satisfied:

            (a) Lessor shall have received from Guarantor, Lessee and The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency (the "Lender"), a
                                                               ------
duly executed original (or, if elected by Lessor, an executed facsimile copy) of this Amendment.

            (b) Lessor shall have received a duly executed original (or, if elected by Lessor, an executed facsimile copy) of the Fourth Amendment to Credit Agreement.

            (c) Lessor shall have received a legal opinion from O'Melveny & Meyers LLP in the form attached hereto as Exhibit A.
                                          ---------

            (d)  Each of the representations and warranties set forth in
Section 3 above are true and correct as of such date.

        6.  Reservation of Rights.  The Guarantor acknowledges and agrees that
            ---------------------
the execution and delivery by Lessor of this Amendment shall not be deemed to create a course of dealing or otherwise obligate Lessor to forbear or execute similar amendments under the same or similar circumstances in the future.

        7.  Miscellaneous.
            -------------

            (a) Except as herein expressly amended, all terms, covenants and provisions of the Guaranty are and shall remain in full force and effect and all references therein to such Guaranty shall henceforth refer to the Guaranty as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Guaranty. The Guaranty, as amended by this Amendment, is hereby absolutely and unconditionally affirmed in its entirety by the Guarantor.

            (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

            (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

            (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by lessor of a facsimile transmitted document purportedly bearing the signature of Guarantor or Lessee shall bind Guarantor and Lessee with the same force and effect as the delivery of a hard copy original. Any failure by Lessor to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by Lessor.

        (e) This Amendment, together with the Guaranty, including the exhibits hereto and thereto, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 6.2 of the Guaranty.

        (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment.

        (g) The Guarantor covenants to pay or to reimburse Lessor, upon demand, for all costs and expenses (including reasonable fees and costs of counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

        (h) The Guarantor agrees that at any time and from time to time, upon the written request of Lessor, the Guarantor shall, and shall cause Lessee to, promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Lessor shall reasonably request in order to effectuate the transactions contemplated hereby.

              [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

                                CIBC INC.


                                By: /s/ Timothy Doyle
                                   -----------------------------------------
                                    Timothy Doyle

                                Title: Managing Director
                                       CIBC Oppenheimer Corp. AS AGENT
                                      --------------------------------------

                                ADVANCED MICRO DEVICES, INC.


                                By: /s/ Marvin D. Burkett
                                   -----------------------------------------
                                    Marvin D. Burkett

                                Title: Senior Vice President, Chief
                                       Financial and Administrative Officer
                                       and Treasurer
                                      --------------------------------------

                                AMD INTERNATIONAL SALES & SERVICE, LTD.


                                By: /s/ Marvin D. Burkett
                                   -----------------------------------------
                                    Marvin D. Burkett

                                Title: President, Chief Financial Officer
                                       and Treasurer
                                      --------------------------------------

Reference is made to the Loan Agreement, dated as of December 17, 1993, as amended (the "Loan Agreement") between Lessor and the Lender. In accordance
              --------------
with Section 8 of the Loan Agreement, Lender hereby consents to the foregoing Amendment.

THE LONG-TERM CREDIT BANK OF
JAPAN, LTD., LOS ANGELES AGENCY

By:  /s/ illegible signature
   -----------------------------------

Title:  General Manager
      --------------------------------

Date:
     ---------------------------------

                                 Schedule 1
                                 ----------

- Konsortialkreditvertrag (Syndicated Loan Agreement) dated 11 March 1997 among, inter alia, AMD Saxony Manufacturing GmbH ("AMD Saxonia"), Dresdner Bank Luxembourg S.A. as Agent (successor to Dresdner Bank A.G. in such capacity, the "Agent") and Paying Agent and Dresdner Bank A.G., as Security Agent (the "Security Agent").

- Zuschussvertrag (Subsidy Agreement) dated 11 March 1997 between AMD Saxonia and Dresdner Bank A.G.

- AMD Inc. Guaranty dated 11 March 1997 by Advanced Micro Devices, Inc. ("AMD Inc.") in favour of the Agent and the Security Agent.

- Sponsors' Support Agreement dated 11 March 1997 among AMD Inc., AMD Saxony Holding GmbH ("AMD Holding") and the Agent and Security Agent.

- Sponsors' Loan Agreement dated 11 March 1997 among AMD Inc., AMD Holding and the Agent and Security Agent.

- Sponsors' Subordination Agreement dated 11 March 1997 among AMD Inc, AMD Holding and the Agent and Security Agent.

- Sponsors' Consent and Agreement dated 11 March 1997 among AMD Inc., AMD Holding and the Agent and Security Agent.

- Sponsors' Guaranty dated 11 March 1997 by AMD Inc. and AMD Holding in favour of the Agent and Security Agent.

- AMD Holding Wafer Purchase Agreement dated as of March 11, 1997 between AMD Inc. and AMD Holding.

- AMD Holding Research, Design and Development Agreement dated as of March 11, 1997.

- AMD Saxonia Wafer Purchase Agreement dated as of March 11, 1997 between AMD Holding and AMD Saxonia.

- AMD Saxonia Research, Design and Development Agreement dated as of March 11, 1997 between AMD Inc. and AMD Holding.

- Amended and Restated Management Services Agreement dated as of March 11, 1997 among AMD Inc., AMD Holding and AMD Saxonia.

- License Agreement dated as of March 11, 1997 among AMD Inc., AMD Holding and AMD Saxonia.

- Verpfandungsvereinbarung (Geschaftsanteile AMD Saxony Holding GmbH, Dresden) (Share Pledge Agreement (Shares of AMD Holding)) dated June 12, 1997 between AMD Inc. and the Security Agent.

- Verpfandungsvereinbarung (Geschaftsanteile AMD Saxony Manufacturing GmbH, Dresden) (Share Pledge Agreement (Shares of AMD Saxonia)) dated June 12, 1997 between AMD Holding and the Security Agent.

- AMD Holding Sicherungsubereignung Umlaufvermogen (AMD Holding Assignment of Current Assets) dated September 25, 1997 between AMD Holding and the Security Agent.

- AMD Holding Globalzession (AMD Holding Global Assignment) dated September 25, 1997 between AMD Holding and the Security Agent.

- AMD Holding Verpfandung von Bankkonten (AMD Holding Pledge of Bank Accounts and Security Deposits) dated September 25, 1997 between AMD Holding and the Security Agent.

- AMD Holding Abtretung von Vertragsrechten (AMD Holding Assignment of Contract Rights) dated September 25, 1997 between AMD Holding and the Security Agent.

- AMD Holding Assignment (U.S.A.) dated September 25, 1997 between AMD Holding and the Security Agent.

- AMD Saxonia Grundschuldbestellung (AMD Saxonia Land Charge) dated July 4, 1997 between AMD Saxonia and the Security Agent.

- AMD Saxonia Sicherungsubereignung Umlaufvermogen (AMD Assignment of Current Assets) dated September 25, 1997 between AMD Saxonia and the Security Agent.

- AMD Saxonia Sicherungsubereignung Sachanlagevermogen (AMD Assignment of Fixed Assets) dated September 25, 1997 between AMD Saxonia and the Security Agent.

- AMD Saxonia Sicherungsubereignung Versicherungsanspruche (AMD Assignment of Insurances) dated September 25, 1997 between AMD Saxonia and the Security Agent.

- AMD Saxonia Globalzession (AMD Saxonia Global Assignment) dated September 25, 1997 between AMD Saxonia and the Security Agent.

- AMD Saxonia Verpfandung von Projektkonten (AMD Saxonia Pledge of Project Accounts and Securities Deposits) dated September 25, 1997 between AMD Saxonia and the Security Agent.

- AMD Saxonia Abtretung von Vertragsrechten (AMD Saxonia Assignment of Contractual Rights) dated September 25, 1997 between AMD Saxonia and the Security Agent.

- AMD Saxonia Assignment (U.S.A.) dated September 25, 1997 between AMD Saxonia and the Security Agent.

- Master Agreement dated March 11, 1997 between AMD Inc. and AMD Saxonia, together with the Confirmation thereunder dated March 11, 1997 and the Confirmation thereunder dated on or about February 6, 1998.

- Nachtragsvereinbarung (Supplemental Agreement to Loan Agreement) dated February 6, 1998 among inter alia, AMD Saxonia, Agent, Paying Agent and Security Agent.

- First Amendment to Sponsors' Support Agreement dated February 6, 1998 among AMD, Inc., AMD Holding, Agent and Security Agent.

- First Amendment to Sponsors' Loan Agreement dated February 6, 1998 among AMD Inc., AMD Holding and AMD Saxonia.

- First Amendment to AMD Saxonia Wafer Purchase Agreement dated as of February 6, 1998 between AMD Saxonia and AMD Holding.